Exhibit 99.3

Roadway Corporation and Subsidiaries

Condensed Consolidated Balance Sheets (Unaudited)

	March 29, 2003	December 31, 2002
	(in thousands, except share data)
Assets
Current assets:
Cash and cash equivalents	$117,151	$106,929
Accounts receivable, including retained interest in securitized receivables, net	217,610	230,216
Assets of discontinued operations	—	87,431
Other current assets	55,018	38,496

Total current assets	389,779	463,072

Carrier operating property, at cost	1,512,028	1,515,648
Less allowance for depreciation	1,007,788	1,006,465

Net carrier operating property	504,240	509,183

Goodwill, net	284,598	283,910
Other assets	90,157	79,708

Total assets	$1,268,774	$1,335,873

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$187,457	$193,501
Salaries and wages	126,680	151,464
Liabilities of discontinued operations	—	32,407
Other current liabilities	60,743	83,518

Total current liabilities	374,880	460,890

Long-term liabilities:
Casualty claims and other	77,467	78,548
Accrued pension and retiree medical	140,960	135,053
Long-term debt	273,513	273,513

Total long-term liabilities	491,940	487,114

Shareholders’ equity:
Common Stock - $.01 par value Authorized - 100,000,000 shares Issued - 20,556,714 shares	206	206
Other shareholders’ equity	401,748	387,663

Total shareholders’ equity	401,954	387,869

Total liabilities and shareholders’ equity	$1,268,774	$1,335,873

The number of shares of common stock outstanding at March 29, 2003 and December 31, 2002 were 19,653,213 and 19,368,590, respectively.

Note: The balance sheet at December 31, 2002 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. See notes to condensed consolidated financial statements.

1

Roadway Corporation and Subsidiaries

Condensed Statements of Consolidated Income (Unaudited)

	Twelve Weeks Ended
	(First Quarter)
	March 29, 2003	March 23, 2002
	(in thousands, except per share data)
Revenue	$754,070	$598,967
Operating expenses:
Salaries, wages and benefits	475,435	399,164
Operating supplies and expenses	130,412	99,209
Purchased transportation	74,784	51,509
Operating taxes and licenses	19,866	15,564
Insurance and claims expense	15,112	11,431
Provision for depreciation	17,299	18,088
Net loss on disposal of operating property	811	295

Total operating expenses	733,719	595,260

Operating income from continuing operations	20,351	3,707
Other (expense), net	(6,794)	(6,824)

Income (loss) from continuing operations before income taxes	13,557	(3,117)
Provision (benefit) for income taxes	5,694	(1,244)

Income (loss) from continuing operations	7,863	(1,873)
Income from discontinued operations	147	124

Net income (loss)	$8,010	$(1,749)

Earnings (loss) per share – basic:
Continuing operations	$0.42	$(0.10)
Discontinued operations	$0.01	$0.01

Total earnings (loss) per share – basic	$0.43	$(0.09)

Earnings (loss) per share – diluted:
Continuing operations	$0.41	$(0.10)
Discontinued operations	$0.01	$0.01

Total earnings (loss) per share – diluted	$0.42	$(0.09)

Average shares outstanding – basic	18,655	18,555
Average shares outstanding – diluted	19,086	18,555
Dividends declared per share	$0.05	$0.05

See notes to condensed consolidated financial statements.

2

Roadway Corporation and Subsidiaries

Condensed Statements of Consolidated Cash Flows (Unaudited)

	Twelve Weeks Ended
	(First Quarter)
	March 29, 2003	March 23, 2002
	(in thousands)
Cash flows from operating activities
Income (loss) from continuing operations	$7,863	$(1,873)
Depreciation and amortization	18,260	18,555
Other operating adjustments	(24,201)	(52,778)

Net cash provided (used) by operating activities	1,922	(36,096)

Cash flows from investing activities
Purchases of carrier operating property	(13,786)	(11,043)
Sales of carrier operating property	762	1,381
Business disposal	47,221	—

Net cash provided (used) by investing activities	34,197	(9,662)

Cash flows from financing activities
Dividends paid	(960)	(957)
Treasury stock activity, net	(950)	24
Long-term (repayments) borrowings	(24,000)	—

Net cash (used) by financing activities	(25,910)	(933)

Effect of exchange rate changes on cash	51	(11)

Net increase (decrease) in cash and cash equivalents from continuing operations	10,260	(46,702)
Net (decrease) in cash and cash equivalents from discontinued operations	(38)	(4,339)
Cash and cash equivalents at beginning of period	106,929	110,433

Cash and cash equivalents at end of period	$117,151	$59,392

See notes to condensed consolidated financial statements.

3

Roadway Corporation and Subsidiaries

Notes to Condensed Consolidated Financial Statements (unaudited)

Note 1—Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the twelve weeks ended March 29, 2003 are not necessarily indicative of the results that may be expected for the year ending December 31, 2003. For further information, refer to the consolidated financial statements and footnotes thereto included in the Roadway Corporation Annual Report on Form 10-K for the year ended December 31, 2002.

Note 2—Accounting Period

Roadway Corporation (the registrant or Company) operates on 13 four-week accounting periods with 12 weeks in each of the first three quarters and 16 weeks in the fourth quarter.

Note 3—Discontinued operations

On December 26, 2002, the Company entered into an agreement to sell Arnold Transportation Services (ATS) to a management group led by the unit’s president and a private equity firm, for approximately $55,000,000. The ATS business segment was acquired as part of the Company’s purchase of Roadway Next Day in November 2001, but did not fit the Company’s strategic focus of being a LTL carrier. The transaction was completed on January 23, 2003. The Company did not recognize a significant gain or loss as a result of this transaction.

The Company has reported the ATS results as a discontinued operation in the accompanying financial statements and, unless otherwise stated, the notes to the financial statements for all periods presented exclude the amounts related to this discontinued operation.

The following table presents revenue and income from the discontinued operations for the quarters ended March 29, 2003 and March 23, 2002. The quarter ended March 29, 2003 includes results of operations only through the disposal date, January 23, 2003.

	Twelve Weeks Ended
	(First Quarter)
	March 29, 2003	March 23, 2002
	(in thousands)
Revenue	$9,267	$38,201

Pre-tax income from discontinued operations	198	212
Income tax expense	51	88

Income from discontinued operations	$147	$124

4

Note 4—Earnings per Share

The following table sets forth the computation of basic and diluted earnings per share:

	Twelve Weeks Ended
	(First Quarter)
	March 29, 2003	March 23, 2002
	(in thousands, except per share data)
Income (loss) from:
Continuing operations	$7,863	$(1,873)
Discontinued operations	147	124

Net income (loss)	$8,010	$(1,749)

Weighted-average shares for basic earnings per share	18,655	18,555
Management incentive stock plans	431	—

Weighted-average shares for diluted earnings per share	19,086	18,555

Basic earnings (loss) per share from:
Continuing operations	$0.42	$(0.10)
Discontinued operations	0.01	$0.01

Basic earnings (loss) per share	$0.43	$(0.09)

Diluted earnings (loss) per share from:
Continuing operations	$0.41	$(0.10)
Discontinued operations	0.01	$0.01

Diluted earnings (loss) per share	$0.42	$(0.09)

5

Note 5—Segment information

The Company provides freight services in two business segments: Roadway Express (Roadway) and New Penn Motor Express (New Penn). The Roadway segment provides long haul LTL freight services in North America and offers services to over 100 countries worldwide. The New Penn segment provides regional, next-day LTL freight service primarily in the northeast region of the United States.

The Company’s reportable segments are identified based on differences in products, services, and management structure. The measurement basis of segment profit or loss is operating income. Business segment assets consist primarily of customer receivables, net carrier operating property, and goodwill.

	Twelve weeks ended March 29, 2003
	(First Quarter)
	Roadway Express	New Penn	Total
	(in thousands)
Revenue	$705,244	$48,826	$754,070
Operating expense:
Salaries, wages & benefits	439,438	33,443	472,881
Operating supplies	125,826	7,667	133,493
Purchased transportation	74,242	542	74,784
Operating license and tax	18,379	1,389	19,768
Insurance and claims	13,895	954	14,849
Depreciation	14,924	2,209	17,133
Net loss (gain) on sale of operating property	802	9	811

Total operating expense	687,506	46,213	733,719

Operating income	$17,738	$2,613	$20,351

Operating ratio	97.5%	94.6%	97.3%

Total assets	$802,557	$403,315	$1,205,872

6

Note 5—Segment information (continued)

	Twelve weeks ended March 23, 2002
	(First Quarter)
	Roadway Express	New Penn	Total
	(in thousands)
Revenue	$553,558	$45,409	$598,967
Operating expense:
Salaries, wages & benefits	366,335	30,709	397,044
Operating supplies	95,499	6,114	101,613
Purchased transportation	51,126	383	51,509
Operating license and tax	14,188	1,359	15,547
Insurance and claims	10,388	894	11,282
Depreciation	15,269	2,690	17,959
Net loss (gain) on sale of operating property	346	(51)	295

Total operating expense	553,151	42,098	595,249

Operating income	$407	$3,311	$3,718

Operating ratio	99.9%	92.7%	99.4%

Total assets	$703,834	$335,218	$1,039,052

Reconciliation of segment operating income to consolidated operating income from continuing operations before taxes:

	Twelve Weeks Ended
	(First Quarter)
	March 29, 2003	March 23, 2002
	(in thousands)
Segment operating income from continuing operations	$20,351	$3,718
Unallocated corporate (expense)	—	(11)
Interest (expense)	(5,102)	(5,464)
Other (expense), net	(1,692)	(1,360)

Consolidated income (loss) from continuing operations before taxes	$13,557	$(3,117)

7

Note 5—Segment information (continued)

Reconciliation of total segment assets to total consolidated assets:

	March 29,2003	December 31, 2002
	(in thousands)
Total segment assets	$1,205,872	$1,211,584
Unallocated corporate assets	77,102	41,351
Assets of discontinued operations	—	87,431
Elimination of intercompany balances	(14,200)	(4,493)

Consolidated assets	$1,268,774	$1,335,873

Note 6—Comprehensive Income

Comprehensive income differs from net income due to foreign currency translation adjustments and derivative fair value adjustments as shown below:

	Twelve Weeks Ended
	(First Quarter)
	March 29, 2003	March 23, 2002
	(in thousands)
Net income (loss)	$8,010	$(1,749)
Foreign currency translation adjustments	2,688	(1,178)
Derivative fair value adjustment	76	—

Comprehensive income (loss)	$10,774	$(2,927)

Note 7—Contingent Matter

The Company’s former parent is currently under examination by the Internal Revenue Service for tax years 1994 and 1995, years prior to the spin-off of the Company. The IRS has proposed substantial adjustments for these tax years for multi-employer pension plan deductions. The IRS is challenging the timing, not the validity of these deductions. The Company is unable to predict the ultimate outcome of this matter; however, its former parent intends to vigorously contest these proposed adjustments.

Under a tax sharing agreement entered into by the Company and its former parent at the time of the spin-off, the Company is obligated to reimburse the former parent for any additional taxes and interest that relate to the Company’s business prior to the spin-off. The amount and timing of such payments is dependent on the ultimate resolution of the former parent’s disputes with the IRS and the determination of the nature and extent of the obligations under the tax sharing agreement. On January 16, 2003, the Company made a $14,000,000 payment to its former parent under the tax sharing agreement for taxes and interest related to certain of the proposed adjustments for tax years 1994 and 1995.

We estimate the range of the remaining payments that may be due to the former parent to be $0 to $16,000,000 in additional taxes and $0 to $10,000,000 in related interest, net of tax benefit. The Company has established certain reserves with respect to these proposed adjustments. There can be no assurance, however, that the amount or timing of any liability of the Company to the former parent will not have a material adverse effect on the Company’s results of operations and financial position.

8

Note 8—Guarantor and Non-Guarantor Subsidiaries

The credit facility borrowings and the senior notes issued in connection with the acquisition of Arnold are secured by a first-priority perfected lien on all of the capital stock of the Company’s direct subsidiaries. They are also supported by guarantees provided by all of the Company’s material subsidiaries, which are wholly owned. These guarantees are full and unconditional, joint and several.

The following condensed consolidating financial statements set forth the Company’s balance sheets, statements of income, and statements of cash flows for the same time periods as the financial statements presented in Item 1 above. In the following schedules “Parent Company” refers to the balances of Roadway Corporation, “Guarantor Subsidiaries” refers to non-minor domestic subsidiaries, and “Non-guarantor subsidiaries” refers to foreign and minor domestic subsidiaries and “Eliminations” represent the adjustments necessary to (a) eliminate intercompany transactions and (b) eliminate the investments in the Company’s subsidiaries.

Condensed Consolidating Balance Sheets March 29, 2003	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in millions)
Cash and cash equivalents	$30	$84	$3	$–	$117
Accounts receivable, including retained interest in securitized receivables, net	–	202	16	–	218
Due from affiliates	20	312	1	(333)	–
Prepaid expenses and supplies	–	26	–	–	26
Deferred income taxes	–	29	–	–	29

Total current assets	50	653	20	(333)	390
Carrier operating property, at cost	–	1,484	28	–	1,512
Less allowance for depreciation	–	992	16	–	1,008

Net carrier operating property	–	492	12	–	504
Goodwill, net	–	269	16	–	285
Investment in subsidiaries	606	8	–	(614)	–
Deferred income taxes	4	38	1	–	43
Long-term assets	18	29	–	–	47

Total assets	$678	$1,489	$49	$(947)	$1,269

Accounts payable	$(21)	$200	$8	$–	$187
Due to affiliates	290	13	30	(333)	–
Salaries and wages	–	125	2	–	127
Current portion of long-term debt	–	10	–	–	10
Freight and casualty claims payable	–	50	1	–	51

Total current liabilities	269	398	41	(333)	375
Casualty claims and other	7	60	–	–	67
Deferred income taxes	–	10	–	–	10
Long-term debt	–	274	–	–	274
Accrued pension and retiree medical	–	141	–	–	141
Total shareholders’ equity	402	606	8	(614)	402

Total liabilities and shareholders’ equity	$678	$1,489	$49	$(947)	$1,269

9

Note 8—Guarantor and Non-Guarantor Subsidiaries (continued)

Condensed Consolidating Balance Sheets December 31, 2002	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in millions)
Cash and cash equivalents	$12	$88	$7	$–	$107
Accounts receivable, including retained interest in securitized receivables, net	–	216	14	–	230
Due from affiliates	11	330	2	(343)	–
Prepaid expenses and supplies	–	17	–	–	17
Deferred income taxes	–	22	–	–	22
Assets of discontinued operations	–	87	–	–	87

Total current assets	23	760	23	(343)	463
Carrier operating property, at cost	–	1,488	28	–	1,516
Less allowance for depreciation	–	992	15	–	1,007

Net carrier operating property	–	496	13	–	509
Goodwill, net	–	269	15	–	284
Investment in subsidiaries	656	4	–	(660)	–
Deferred income taxes	4	36	–	–	40
Long-term assets	10	30	–	–	40

Total assets	$693	$1,595	$51	$(1,003)	$1,336

Accounts payable	$(12)	$195	$11	$–	$194
Due to affiliates	310	2	31	(343)	–
Salaries and wages	2	145	4	–	151
Current portion of long-term debt	–	34	–	–	34
Freight and casualty claims payable	–	49	1	–	50
Liabilities of discontinued operations	–	32	–	–	32

Total current liabilities	300	457	47	(343)	461
Casualty claims and other	5	62	–	–	67
Deferred income taxes	–	11	–	–	11
Long-term debt	–	274	–	–	274
Accrued pension and retiree medical	–	135	–	–	135
Total shareholders’ equity	388	656	4	(660)	388

Total liabilities and shareholders’ equity	$693	$1,595	$51	$(1,003)	$1,336

10

Note 8—Guarantor and Non-Guarantor Subsidiaries (continued)

Condensed Consolidating Statements of Income Twelve Weeks Ended March 29 2003 (First Quarter)	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in millions)
Revenue	$–	$724	$30	$–	$754
Operating expenses:
Salaries, wages and benefits	2	463	10	–	475
Operating supplies and expenses	(2)	125	7	–	130
Purchased transportation	–	66	9	–	75
Operating taxes and licenses	–	20	–	–	20
Insurance and claims expenses	–	15	–	–	15
Provision for depreciation	–	17	1	–	18
Net loss (gain) on disposal of operating property	–	1	–	–	1
Results of affiliates	(8)	(2)	–	10	–

Total operating expenses	(8)	705	27	10	734

Operating (loss) income	8	19	3	(10)	20
Other (expenses), net	–	(6)	–	–	(6)

(Loss) income before income taxes	8	13	3	(10)	14
(Benefit) provision for income taxes	–	5	1	–	6

Net (loss) income	$8	$8	$2	$(10)	$8

Condensed Consolidating Statements of Income Twelve Weeks Ended March 23, 2002 (First Quarter)	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in millions)
Revenue	$–	$575	$24	$–	$599
Operating expenses:
Salaries, wages and benefits	2	389	8	–	399
Operating supplies and expenses	(2)	95	6	–	99
Purchased transportation	–	44	8	–	52
Operating taxes and licenses	–	15	1	–	16
Insurance and claims expenses	–	11	–	–	11
Provision for depreciation	–	17	1	–	18
Net loss (gain) on disposal of operating property	–	–	–	–	–
Results of affiliates	4	–	–	(4)	–

Total operating expenses	4	571	24	(4)	595

Operating (loss) income	(4)	4	–	4	4
Other (expenses), net	–	(7)	–	–	(7)

(Loss) income before income taxes	(4)	(3)	–	4	(3)
(Benefit) provision for income taxes	(2)	1	–	–	(1)

Net (loss) income	$(2)	$(4)	$–	$4	$(2)

11

Note 8—Guarantor and Non-Guarantor Subsidiaries (continued)

Condensed Consolidating Statement of Cash Flows Twelve Weeks Ended March 29, 2003 (First Quarter)	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in millions)
Net cash (used) provided by operating activities	$(10)	$15	$(3)	$–	$2
Cash flows from investing activities	–	(13)	(1)	–	(14)
Purchases of carrier operating property, net	–	1	–	–	1
Issuance of long-term note receivable	(8)	–	–	–	(8)
Business acquisitions	55	–	–	–	55

Net cash (used) in investing activities	47	(12)	(1)	–	34
Cash flows from financing activities
Dividends received (paid)	(1)	–	–	–	(1)
Transfer to (from) parent	7	(7)	–	–	–
Accounts receivable securitization	–	–	–	–	–
Treasury stock activity—net	(1)	–	–	–	(1)
Debt issuance costs		–	–	–	–
Long-term debt	(24)	–	–	–	(24)

Net cash provided (used) in financing activities	(19)	(7)	–	–	(26)
Effect of exchange rate changes on cash	–	–	–	–	–

Net (decrease) in cash and cash equivalents	18	(4)	(4)	–	10
Cash and cash equivalents at beginning of year	12	88	7	–	107

Cash and cash equivalents at end of year	$30	$84	$3	$–	$117

Condensed Consolidating Statement of Cash Flows Twelve Weeks Ended March 23, 2002 (First Quarter)	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in millions)
Net cash (used) provided by operating activities	$(47)	$10	$1	$–	$(36)
Cash flows from investing activities
Purchases of carrier operating property, net	–	(9)	(1)	–	(10)
Business acquisitions	–	–	–	–	–

Net cash (used) in investing activities	–	(9)	(1)	–	(10)
Cash flows from financing activities
Dividends received (paid)	30	(31)	–	–	(1)
Accounts receivable securitization	–	–	–	–	–
Treasury stock activity—net	–	–	–	–	–
Long-term debt	–	–	–	–	–

Net cash provided (used) in financing activities	30	(31)	–	–	(1)

Net (decrease) in cash and cash equivalents from continuing operations	(17)	(30)	–	–	(47)

Net (decrease) in cash and cash equivalents from discontinued operations	–	(4)	–	–	(4)
Cash and cash equivalents at beginning of year	35	74	1	–	110

Cash and cash equivalents at end of year	$18	$40	$1	$–	$59

12

Roadway Corporation and Subsidiaries

Condensed Consolidated Balance Sheets (Unaudited)

	June 21, 2003	December 31, 2002
	(in thousands, except share data)
Assets
Current assets:
Cash and cash equivalents	$125,692	$106,929
Accounts receivable, including retained interest in securitized receivables, net	215,055	230,216
Assets of discontinued operations	—	87,431
Other current assets	49,541	38,496

Total current assets	390,288	463,072
Carrier operating property, at cost	1,511,699	1,515,648
Less allowance for depreciation	1,015,682	1,006,465

Net carrier operating property	496,017	509,183
Goodwill, net	286,181	283,910
Other assets	91,093	79,708

Total assets	$1,263,579	$1,335,873

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$164,806	$193,501
Salaries and wages	125,162	151,464
Liabilities of discontinued operations	—	32,407
Other current liabilities	61,889	83,518

Total current liabilities	351,857	460,890
Long-term liabilities:
Casualty claims and other	75,505	78,548
Accrued pension and retiree medical	147,800	135,053
Long-term debt	270,279	273,513

Total long-term liabilities	493,584	487,114
Shareholders’ equity:
Common Stock - $.01 par value Authorized - 100,000,000 shares Issued - 20,556,714 shares Outstanding - 19,898,002 in 2003 and 19,368,590 in 2002	206	206
Other shareholders’ equity	417,932	387,663

Total shareholders’ equity	418,138	387,869

Total liabilities and shareholders’ equity	$1,263,579	$1,335,873

Note: The balance sheet at December 31, 2002 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. See notes to condensed consolidated financial statements.

Roadway Corporation and Subsidiaries

Condensed Statements of Consolidated Income (Unaudited)

	Twelve Weeks Ended (Second Quarter)
	June 21, 2003	June 15, 2002
	(in thousands, except per share data)
Revenue	$741,528	$656,003
Operating expenses:
Salaries, wages and benefits	468,223	427,273
Operating supplies and expenses	130,022	107,104
Purchased transportation	75,725	57,775
Operating taxes and licenses	18,688	17,481
Insurance and claims expense	14,529	13,129
Provision for depreciation	16,870	18,152
Net loss on disposal of operating property	30	283

Total operating expenses	724,087	641,197

Operating income from continuing operations	17,441	14,806
Other (expense), net	(6,044)	(6,823)

Income from continuing operations before income taxes	11,397	7,983
Provision for income taxes	4,787	3,347

Income from continuing operations	6,610	4,636
(Loss) income from discontinued operations	(302)	1,038

Net income	$6,308	$5,674

Earnings (loss) per share – basic:
Continuing operations	$0.35	$0.25
Discontinued operations	(0.02)	0.05

Total earnings per share – basic	$0.33	$0.30

Earnings (loss) per share – diluted:
Continuing operations	$0.35	$0.25
Discontinued operations	(0.02)	0.05

Total earnings per share – diluted	$0.33	$0.30

Average shares outstanding – basic	18,955	18,474
Average shares outstanding – diluted	19,336	18,888
Dividends declared per share	$0.05	$0.05

See notes to condensed consolidated financial statements.

Roadway Corporation and Subsidiaries

Condensed Statements of Consolidated Income (Unaudited)

	Twenty-four Weeks Ended (Two Quarters)
	June 21, 2003	June 15, 2002
	(in thousands, except per share data)
Revenue	$1,495,598	$1,254,970
Operating expenses:
Salaries, wages and benefits	943,658	826,437
Operating supplies and expenses	260,434	206,313
Purchased transportation	150,509	109,284
Operating taxes and licenses	38,554	33,045
Insurance and claims expense	29,641	24,560
Provision for depreciation	34,169	36,240
Net loss on disposal of operating property	841	578

Total operating expenses	1,457,806	1,236,457

Operating income from continuing operations	37,792	18,513
Other (expense), net	(12,838)	(13,647)

Income from continuing operations before income taxes	24,954	4,866
Provision for income taxes	10,481	2,103

Income from continuing operations	14,473	2,763
(Loss) income from discontinued operations	(155)	1,162

Net income	$14,318	$3,925

Earnings (loss) per share – basic:
Continuing operations	$0.77	$0.15
Discontinued operations	(0.01)	0.06

Total earnings per share – basic	$0.76	$0.21

Earnings (loss) per share – diluted:
Continuing operations	$0.76	$0.15
Discontinued operations	(0.01)	0.06

Total earnings per share – diluted	$0.75	$0.21

Average shares outstanding – basic	18,802	18,514
Average shares outstanding – diluted	19,177	18,968
Dividends declared per share	$0.10	$0.10

See notes to condensed consolidated financial statements.

Roadway Corporation and Subsidiaries

Condensed Statements of Consolidated Cash Flows (Unaudited)

	Twenty-four Weeks Ended (Two Quarters)
	June 21, 2003	June 15, 2002
	(in thousands)
Cash flows from operating activities
Income from continuing operations	$14,473	$2,763
Depreciation and amortization	35,849	37,175
Other operating adjustments	(31,928)	(45,756)

Net cash provided (used) by operating activities	18,394	(5,818)

Cash flows from investing activities
Purchases of carrier operating property	(22,448)	(24,313)
Sales of carrier operating property	1,721	1,869
Business disposal	47,430	—

Net cash provided (used) by investing activities	26,703	(22,444)

Cash flows from financing activities
Dividends paid	(1,931)	(1,940)
Treasury stock activity, net	1,713	(1,383)
Transfer from discontinued operation	—	2,500
Long-term (repayments) borrowings	(26,426)	(2,500)

Net cash (used) by financing activities	(26,644)	(3,323)

Effect of exchange rate changes on cash	348	(90)

Net increase (decrease) in cash and cash equivalents from continuing operations	18,801	(31,675)
Net (decrease) in cash and cash equivalents from discontinued operations	(38)	(5,163)
Cash and cash equivalents at beginning of period	106,929	110,432

Cash and cash equivalents at end of period	$125,692	$73,594

See notes to condensed consolidated financial statements.

Roadway Corporation and Subsidiaries

Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 1—Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the twelve and twenty-four weeks ended June 21, 2003 are not necessarily indicative of the results that may be expected for the year ending December 31, 2003. For further information, refer to the consolidated financial statements and footnotes thereto included in the Roadway Corporation Annual Report on Form 10-K for the year ended December 31, 2002.

The Company completed the required goodwill impairment test under SFAS No. 142 for all reporting units effective June 21, 2003 which did not indicate any impairment. The Company expects to perform the required annual goodwill impairment assessment on a recurring basis at the end of the second quarter each year, or more frequently should any indicators of possible impairment be identified.

Note 2—Accounting Period

Roadway Corporation (the registrant or Company) operates on 13 four-week accounting periods with 12 weeks in each of the first three quarters and 16 weeks in the fourth quarter.

Note 3—Discontinued operations

On December 26, 2002, the Company entered into an agreement to sell Arnold Transportation Services (ATS) to a management group led by the unit’s president and a private equity firm, for approximately $55,000,000. The ATS business segment was acquired as part of the Company’s purchase of Arnold Industries, Inc. (subsequently renamed Roadway Next Day Corporation) in November 2001, but did not fit the Company’s strategic focus of being a LTL carrier. The transaction was completed on January 23, 2003. The Company did not recognize a significant gain or loss as a result of this transaction.

The Company has reported the ATS results as a discontinued operation in the accompanying financial statements and, unless otherwise stated, the notes to the financial statements for all periods presented exclude the amounts related to this discontinued operation.

Note 4—Earnings per Share

The following table sets forth the computation of basic and diluted earnings per share:

	Twelve Weeks Ended (Second Quarter)		Twenty-four Weeks Ended (Two Quarters)
	June 21, 2003	June 15, 2002	June 21, 2003	June 15, 2002
	(in thousands, except per share data)
Income (loss) from:
Continuing operations	$6,610	$4,636	$14,473	$2,763
Discontinued operations	(302)	1,038	(155)	1,162

Net income	$6,308	$5,674	$14,318	$3,925

Weighted-average shares for basic earnings per share	18,955	18,474	18,802	18,514
Management incentive stock plans	381	414	375	454

Weighted-average shares for diluted earnings per share	19,336	18,888	19,177	18,968

Basic earnings (loss) per share from:
Continuing operations	$0.35	$0.25	$0.77	$0.15
Discontinued operations	(0.02)	0.05	(0.01)	0.06

Basic earnings per share	$0.33	$0.30	$0.76	$0.21

Diluted earnings (loss) per share from:
Continuing operations	$0.35	$0.25	$0.76	$0.15
Discontinued operations	(0.02)	0.05	(0.01)	0.06

Diluted earnings per share	$0.33	$0.30	$0.75	$0.21

Note 5—Segment information

The Company provides freight services in two business segments: Roadway Express (Roadway) and New Penn Motor Express (New Penn). The Roadway segment provides long haul, expedited, and regional LTL freight services in North America and offers services to over 100 countries worldwide. The New Penn segment provides regional, next-day LTL freight services primarily in the northeast region of the United States.

The Company’s reportable segments are identified based on differences in products, services, and management structure. The measurement basis of segment profit or loss is operating income. Business segment assets consist primarily of customer receivables, net carrier operating property, and goodwill.

	Twelve weeks ended June 21, 2003 (Second Quarter)
	Roadway Express	New Penn	Total
	(in thousands)
Revenue	$691,156	$50,372	$741,528
Operating expense:
Salaries, wages & benefits	433,101	32,657	465,758
Operating supplies	125,734	7,244	132,978
Purchased transportation	75,276	449	75,725
Operating license and tax	17,182	1,427	18,609
Insurance and claims	13,599	684	14,283
Depreciation	14,472	2,232	16,704
Net loss (gain) on sale of operating property	(21)	51	30

Total operating expense	679,343	44,744	724,087

Operating income	$11,813	$5,628	$17,441

Operating ratio	98.3%	88.8%	97.6%

Total assets	$761,817	$405,914	$1,167,731

Note 5—Segment information (continued)

	Twelve weeks ended June 15, 2002 (Second Quarter)
	Roadway Express	New Penn	Total
	(in thousands)
Revenue	$606,409	$49,594	$656,003
Operating expense:
Salaries, wages & benefits	392,635	32,722	425,357
Operating supplies	103,488	5,937	109,425
Purchased transportation	57,317	458	57,775
Operating license and tax	16,043	1,383	17,426
Insurance and claims	11,964	947	12,911
Depreciation	15,416	2,615	18,031
Net loss (gain) on sale of operating property	303	(20)	283

Total operating expense	597,166	44,042	641,208

Operating income	$9,243	$5,552	$14,795

Operating ratio	98.5%	88.8%	97.7%

Total assets	$713,832	$336,587	$1,050,419

	Twenty-four weeks ended June 21, 2003 (Two Quarters)
	Roadway Express	New Penn	Total
	(in thousands)
Revenue	$1,396,400	$99,198	$1,495,598
Operating expense:
Salaries, wages & benefits	872,539	66,100	938,639
Operating supplies	251,560	14,911	266,471
Purchased transportation	149,518	991	150,509
Operating license and tax	35,561	2,816	38,377
Insurance and claims	27,494	1,638	29,132
Depreciation	29,396	4,441	33,837
Net loss (gain) on sale of operating property	781	60	841

Total operating expense	1,366,849	90,957	1,457,806

Operating income	$29,551	$8,241	$37,792

Operating ratio	97.9%	91.7%	97.5%

Note 5—Segment information (continued)

	Twenty-four weeks ended June 15, 2002 (Two Quarters)
	Roadway Express	New Penn	Total
	(in thousands)
Revenue	$1,159,967	$95,003	$1,254,970
Operating expense:
Salaries, wages & benefits	758,970	63,431	822,401
Operating supplies	198,987	12,051	211,038
Purchased transportation	108,443	841	109,284
Operating license and tax	30,231	2,742	32,973
Insurance and claims	22,352	1,841	24,193
Depreciation	30,685	5,305	35,990
Net loss (gain) on sale of operating property	649	(71)	578

Total operating expense	1,150,317	86,140	1,236,457

Operating income	$9,650	$8,863	$18,513

Operating ratio	99.2%	90.7%	98.5%

Reconciliation of segment operating income to consolidated operating income from continuing operations before taxes:

	Twelve Weeks Ended (Second Quarter)		Twenty-four weeks ended (Two quarters)
	June 21, 2003	June 15, 2002	June 21, 2003	June 15, 2002
	(in thousands)
Segment operating income from continuing operations	$17,441	$14,795	$37,792	$18,513
Unallocated corporate income	—	11	—	—
Interest (expense)	(4,779)	(5,473)	(9,881)	(10,937)
Other (expense), net	(1,265)	(1,350)	(2,957)	(2,710)

Consolidated income from continuing operations before taxes	$11,397	$7,983	$24,954	$4,866

Note 5—Segment information (continued)

Reconciliation of total segment assets to total consolidated assets:

	June 21, 2003	December 31, 2002
	(in thousands)
Total segment assets	$1,167,731	$1,211,584
Unallocated corporate assets	103,142	41,351
Assets of discontinued operations	—	87,431
Elimination of intercompany balances	(7,294)	(4,493)

Consolidated assets	$1,263,579	$1,335,873

Note 6—Comprehensive Income

Comprehensive income differs from net income due to foreign currency translation adjustments and derivative fair value adjustments as shown below:

	Twelve weeks Ended (Second Quarter)		Twenty-four weeks ended (Two quarters)
	June 21, 2003	June 15, 2002	June 21, 2003	June 15, 2002
	(in thousands)
Net income	$6,308	$5,674	$14,318	$3,925
Foreign currency translation adjustments	3,089	1,122	5,776	(56)
Derivative fair value adjustment	50	—	126	—

Comprehensive income	$9,447	$6,796	$20,220	$3,869

Note 7—Contingent Matter

The Company’s former parent is currently under examination by the Internal Revenue Service for tax years 1994 and 1995, years prior to the spin-off of the Company. The IRS has proposed substantial adjustments for these tax years for multi-employer pension plan deductions. The IRS is challenging the timing, not the validity of these deductions. The Company is unable to predict the ultimate outcome of this matter; however, its former parent intends to vigorously contest these proposed adjustments.

Under a tax sharing agreement entered into by the Company and its former parent at the time of the spin-off, the Company is obligated to reimburse the former parent for any additional taxes and interest that relate to the Company’s business prior to the spin-off. The amount and timing of such payments is dependent on the ultimate resolution of the former parent’s disputes with the IRS and the determination of the nature and extent of the obligations under the tax sharing agreement. On January 16, 2003, the Company made a $14,000,000 payment to its former parent under the tax sharing agreement for taxes and interest related to certain of the proposed adjustments for tax years 1994 and 1995.

We estimate the range of the remaining payments that may be due to the former parent to be $0 to $16,000,000 in additional taxes and $0 to $10,000,000 in related interest, net of tax benefit. The Company has established certain reserves with respect to these proposed adjustments. There can be no assurance, however, that the amount or timing of any liability of the Company to the former parent will not have a material adverse effect on the Company’s results of operations and financial position.

Note 8—Subsequent event

On July 8, 2003, the Company announced the signing of a definitive agreement under which Yellow Corporation would acquire Roadway for approximately $966 million, or $48 per share. See the Company’s 8-K filed on July 8, 2003 for further information and details.

Note 9—Guarantor and Non-Guarantor Subsidiaries

The credit facility borrowings and the senior notes issued in connection with the acquisition of Arnold are secured by a first-priority perfected lien on all of the capital stock of the Company’s direct subsidiaries. They are also supported by guarantees provided by all of the Company’s material subsidiaries, which are wholly owned. These guarantees are full and unconditional, joint and several.

The following condensed consolidating financial statements set forth the Company’s balance sheets, statements of income, and statements of cash flows for the same time periods as the financial statements presented in Item 1 above. In the following schedules “Parent Company” refers to Roadway Corporation, “Guarantor Subsidiaries” refers to non-minor domestic subsidiaries, and “Non-guarantor subsidiaries” refers to foreign and minor domestic subsidiaries and “Eliminations” represent the adjustments necessary to (a) eliminate intercompany transactions and (b) eliminate the investments in the Company’s subsidiaries.

Condensed Consolidating Balance Sheets June 21, 2003	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in millions)
Cash and cash equivalents	$67	$54	$5	$–	$126
Accounts receivable, including retained interest in securitized receivables, net	–	198	17	–	215
Due from affiliates	9	308	1	(318)	–
Prepaid expenses and supplies	1	22	–	–	23
Deferred income taxes	–	27	–	–	27

Total current assets	77	609	23	(318)	391
Carrier operating property, at cost	–	1,480	31	–	1,511
Less allowance for depreciation	–	997	18	–	1,015

Net carrier operating property	–	483	13	–	496
Goodwill, net	–	269	17	–	286
Investment in subsidiaries	578	14	–	(592)	–
Deferred income taxes	4	40	1	–	45
Long-term assets	18	28	–	–	46

Total assets	$677	$1,443	$54	$(910)	$1,264

Accounts payable	$(32)	$191	$6	$–	$165
Due to affiliates	285	3	30	(318)	–
Salaries and wages	–	122	3	–	125
Current portion of long-term debt	–	11	–	–	11
Freight and casualty claims payable	–	50	1	–	51

Total current liabilities	253	377	40	(318)	352
Casualty claims and other	6	60	–	–	66
Deferred income taxes	–	10	–	–	10
Long-term debt	–	270	–	–	270
Accrued pension and retiree medical	–	148	–	–	148
Total shareholders’ equity	418	578	14	(592)	418

Total liabilities and shareholders’ equity	$677	$1,443	$54	$(910)	$1,264

Note 9—Guarantor and Non-Guarantor Subsidiaries (continued)

Condensed Consolidating Balance Sheets December 31, 2002	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in millions)
Cash and cash equivalents	$12	$88	$7	$–	$107
Accounts receivable, including retained interest in securitized receivables, net	–	216	14	–	230
Due from affiliates	11	330	2	(343)	–
Prepaid expenses and supplies	–	17	–	–	17
Deferred income taxes	–	22	–	–	22
Assets of discontinued operations	–	87	–	–	87

Total current assets	23	760	23	(343)	463
Carrier operating property, at cost	–	1,488	28	–	1,516
Less allowance for depreciation	–	992	15	–	1,007

Net carrier operating property	–	496	13	–	509
Goodwill, net	–	269	15	–	284
Investment in subsidiaries	656	4	–	(660)	–
Deferred income taxes	4	36	–	–	40
Long-term assets	10	30	–	–	40

Total assets	$693	$1,595	$51	$(1,003)	$1,336

Accounts payable	$(12)	$195	$11	$–	$194
Due to affiliates	310	2	31	(343)	–
Salaries and wages	2	145	4	–	151
Current portion of long-term debt	–	34	–	–	34
Freight and casualty claims payable	–	49	1	–	50
Liabilities of discontinued operations	–	32	–	–	32

Total current liabilities	300	457	47	(343)	461
Casualty claims and other	5	62	–	–	67
Deferred income taxes	–	11	–	–	11
Long-term debt	–	274	–	–	274
Accrued pension and retiree medical	–	135	–	–	135
Total shareholders’ equity	388	656	4	(660)	388

Total liabilities and shareholders’ equity	$693	$1,595	$51	$(1,003)	$1,336

Note 9—Guarantor and Non-Guarantor Subsidiaries (continued)

Condensed Consolidating Statements of Income Twelve Weeks Ended June 21, 2003 (Second Quarter)	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in millions)
Revenue	$–	$711	$31	$–	$742
Operating expenses:
Salaries, wages and benefits	2	456	10	–	468
Operating supplies and expenses	(2)	125	7	–	130
Purchased transportation	–	67	9	–	76
Operating taxes and licenses	–	18	1	–	19
Insurance and claims expenses	–	15	–	–	15
Provision for depreciation	–	16	1	–	17
Net loss on disposal of operating property	–	–	–	–	–
Results of affiliates	(6)	(2)	–	8	–

Total operating expenses	(6)	695	28	8	725

Operating income	6	16	3	(8)	17
Other (expenses), net	–	(6)	–	–	(6)

Income before income taxes	6	10	3	(8)	11
(Benefit) provision for income taxes	–	4	1	–	5

Net income	$6	$6	$2	$(8)	$6

Condensed Consolidating Statements of Income Twelve Weeks Ended June 15, 2002 (Second Quarter)	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in millions)
Revenue	$–	$627	$30	$(1)	$656
Operating expenses:
Salaries, wages and benefits	1	417	9	–	427
Operating supplies and expenses	(1)	102	7	(1)	107
Purchased transportation	–	49	9	–	58
Operating taxes and licenses	–	18	–	–	18
Insurance and claims expenses	–	13	–	–	13
Provision for depreciation	–	17	1	–	18
Net loss on disposal of operating property	–	–	–	–	–
Results of affiliates	(4)	(2)	–	6	–

Total operating expenses	(4)	614	26	5	641

Operating income	4	13	4	(6)	15
Other (expenses), net	–	(7)	–	–	(7)

Income before income taxes	4	6	4	(6)	8
(Benefit) provision for income taxes	(2)	3	2	–	3

Income from continuing operations	6	3	2	(6)	5
Income from discontinued operations	–	1	–	–	1

Net income	$6	$4	$2	$(6)	$6

Note 9—Guarantor and Non-Guarantor Subsidiaries (continued)

Condensed Consolidating Statements of Income Twenty-four Weeks Ended June 21, 2003 (Two Quarters)	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in millions)
Revenue	$–	$1,435	$61	$–	$1,496
Operating expenses:
Salaries, wages and benefits	4	920	20	–	944
Operating supplies and expenses	(4)	250	14	–	260
Purchased transportation	–	132	18	–	150
Operating taxes and licenses	–	38	1	–	39
Insurance and claims expenses	–	29	1	–	30
Provision for depreciation	–	33	1	–	34
Net loss on disposal of operating property	–	1	–	–	1
Results of affiliates	(14)	(4)	–	18	–

Total operating expenses	(14)	1,399	55	18	1,458

Operating income	14	36	6	(18)	38
Other (expenses), net	–	(14)	1	–	(13)

Income before income taxes	14	22	7	(18)	25
(Benefit) provision for income taxes	–	8	3	–	11

Net income	$14	$14	$4	$(18)	$14

Condensed Consolidating Statements of Income Twenty-four Weeks Ended June 15, 2002 (Two Quarters)	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in millions)
Revenue	$–	$1,202	$54	$(1)	$1,255
Operating expenses:
Salaries, wages and benefits	3	807	17	–	827
Operating supplies and expenses	(3)	197	13	(1)	206
Purchased transportation	–	92	17	–	109
Operating taxes and licenses	–	32	1	–	33
Insurance and claims expenses	–	24	–	–	24
Provision for depreciation	–	34	2	–	36
Net loss on disposal of operating property	–	1	–	–	1
Results of affiliates	(4)	(2)	–	6	–

Total operating expenses	(4)	1,185	50	5	1,236

Operating income	4	17	4	(6)	19
Other (expenses), net	–	(14)	–	–	(14)

Income before income taxes	4	3	4	(6)	5
(Benefit) provision for income taxes	–	–	2	–	2

Income from continuing operations	4	3	2	(6)	3
Income from discontinued operations	–	1	–	–	1

Net income	$4	$4	$2	$(6)	$4

Note 9—Guarantor and Non-Guarantor Subsidiaries (continued)

Condensed Consolidating Statement of Cash Flows Twenty-four Weeks Ended June 21, 2003 (Two Quarters)	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in millions)
Net cash (used) provided by operating activities	$(15)	$34	$(1)	$–	$18
Cash flows from investing activities
Purchases of carrier operating property, net	–	(19)	(1)	–	(20)
Business acquisitions	47	–	–	–	47

Net cash (used) in investing activities	47	(19)	(1)	–	27
Cash flows from financing activities
Dividends received (paid)	(2)	–	–	–	(2)
Transfers to (from) parent	49	(49)	–	–	–
Treasury stock activity—net	2	–	–	–	2
Debt issuance costs	–	–	–	–	–
Long-term borrowings (repayment)	(26)	–	–	–	(26)

Net cash provided (used) in financing activities	23	(49)	–	–	(26)
Effect of exchange rate changes on cash	–	–	–	–	–

Net (decrease) increase in cash and cash equivalents	55	(34)	(2)	–	19
Cash and cash equivalents at beginning of year	12	88	7	–	107

Cash and cash equivalents at end of year	$67	$54	$5	$–	$126

Condensed Consolidating Statement of Cash Flows Twenty-four Weeks Ended June 15, 2002 (Two Quarters)	Parent	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in millions)
Net cash (used) provided by operating activities	$(62)	$51	$5	$–	$(6)
Cash flows from investing activities
Purchases of carrier operating property, net	–	(21)	(1)	–	(22)
Business acquisitions	–	–	–	–	–

Net cash (used) in investing activities	–	(21)	(1)	–	(22)
Cash flows from financing activities
Dividends received (paid)	40	(42)	–	–	(2)
Treasury stock activity—net	(1)	–	–	–	(1)
Transfer from discontinued operations	–	3	–	–	3
Long-term borrowings (repayment)	(3)	–	–	–	(3)

Net cash provided (used) in financing activities	36	(39)	–	–	(3)
Net (decrease) increase in cash and cash equivalents from continuing operations	(26)	(9)	4	–	(31)

Net (decrease) increase in cash and cash equivalents from discontinued operations	–	(5)	–	–	(5)
Cash and cash equivalents at beginning of year	35	74	1	–	110

Cash and cash equivalents at end of year	$9	$60	$5	$–	$74

15